UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
April 03, 2024
Date of Report (date of earliest event reported)
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WEWORK INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39419 (Commission File Number)	85-1144904 (I.R.S. Employer Identification No.)
12 East 49th Street, 3rd Floor New York, NY 10017
(Address of principal executive offices and zip code)
(646) 389-3922
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if unchanged since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share (1)	WE (1)	(1)
Warrants, each whole warrant exercisable for one share of Class A common stock (2)	WE WS (2)	(2)
Class A Common Stock Purchase Rights	—	(1)
(1) On November 22, 2023, the New York Stock Exchange (the “NYSE”) filed a Form 25 to delist the Company’s Class A common stock and Class A common stock purchase rights and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting became effective 10 days after the filing of the Form 25. The deregistration of the Company’s Class A common stock and Class A common stock purchase rights under Section 12(b) of the Exchange Act became effective 90 days after the Form 25 filing. Upon deregistration of the Company’s securities under Section 12(b) of the Exchange Act, the Company’s securities remain registered under Section 12(g) of the Exchange Act. The Company’s Class A common stock began trading on the OTC Pink Marketplace on November 8, 2023 under the symbol “WEWKQ.”
(2) On August 22, 2023, the NYSE filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Exchange Act.The delisting became effective 10 days after the filing of the Form 25. The deregistration of the Company's warrants under Section 12(b) of the Exchange Act became effective 90 days after the Form 25 filing. Effective August 23, 2023, the registrant’s warrants are trading on the OTC Pink Marketplace under the symbol “WEWOW.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

As previously disclosed, on November 6, 2023, WeWork Inc. (the “Company” or “WeWork”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Chapter 11 Cases are jointly administered under the caption “In re WeWork Inc., et al.” The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://dm.epiq11.com/WeWork, a website administered by Epiq Corporate Restructuring, LLC, a third-party bankruptcy claims and noticing agent. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference herein.
Item 4.01 Change in Registrants's Certifying Accountant.
As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2023, the Company’s prior registered accounting firm informed the Company that it will not seek to be retained as the Company’s independent registered accounting firm and will therefore no longer provide audit services to the Company and its subsidiaries following the previously announced Chapter 11 Cases. There was no dispute between the Company and its prior registered accounting firm.
On April 03, 2024, following approval by the Audit Committee of the Company’s board of directors and subject to final approval by the Bankruptcy Court, the Company engaged Grant Thornton LLP (“GT”) as its independent certified public accountant to perform an audit pursuant to the standards of the American Institute of Certified Public Accounts for the fiscal years ended December 31, 2024 and 2023, effective immediately.
The Company has not consulted with GT during its two most recent fiscal years or during any subsequent interim period prior to April 03, 2024 (the date of GT’s appointment), regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that GT concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of April, 2024.

WEWORK INC.

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer